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                                                                    EXHIBIT 23.1

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 333-80177,333-82249 and 333-34570) of
F5 Networks, Inc., of our report dated October 27, 2000 relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K.

PricewaterhouseCoopers LLP
Seattle, Washington
December 12, 2000